CNA CAPITAL SELECT(R) VARIABLE LIFE POLICY
      INDIVIDUAL FLEXIBLE PREMIUM VARIABLE AND FIXED LIFE INSURANCE POLICY
         SUPPLEMENT DATED MAY 3, 2005 TO THE PROSPECTUS DATED MAY 1, 2000
                                      ----
            CNA LIFE DIMENSIONS(R) DIMENSION FOUR/DIMENSION FIVE VUL
            FLEXIBLE PREMIUM VARIABLE AND FIXED LIFE INSURANCE POLICY
            AND FLEXIBLE PREMIUM VARIABLE AND FIXED LAST TO DIE LIFE
               INSURANCE POLICY SUPPLEMENT DATED MAY 3, 2005 TO THE
                          PROSPECTUS DATED MAY 1, 2001
                                      ----
                  CNA LIFE DIMENSIONS(R) DIMENSION ONE VUL 2000
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
         SUPPLEMENT DATED MAY 3, 2005 TO THE PROSPECTUS DATED MAY 1, 2001
                                      ----
            CNA LIFE DIMENSIONS(R) DIMENSION TWO/DIMENSION THREE VUL
        MODIFIED SINGLE PREMIUM VARIABLE AND FIXED LIFE INSURANCE POLICY
AND MODIFIED SINGLE PREMIUM VARIABLE AND FIXED LAST TO DIE LIFE INSURANCE POLICY
        SUPPLEMENT DATED MAY 3, 2005 TO THE PROSPECTUS DATED MAY 1, 2001

                                 issued through
                       VALLEY FORGE LIFE INSURANCE COMPANY
             VARIABLE LIFE SEPARATE ACCOUNT (THE "SEPARATE ACCOUNT")
                                       by
                   VALLEY FORGE LIFE INSURANCE COMPANY ("VFL")


This supplement amends the prospectus to provide updated information concerning recent developments affecting Valley Forge Life Insurance Company. This supplement incorporates all terms used in the prospectus for this policy.

INTERNET, INTERACTIVE VOICE RESPONSE AND TELEPHONE TRANSFERS
You may transfer your Policy Value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response or telephone.

We and our Administrator will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. We may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that we reasonably believe to be genuine.

We may modify or terminate your transfer and allocation privileges at anytime. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

We will not accept batches of transfer instructions from registered representatives acting under powers of attorney for multiple Policy owners. If we reject a transfer request for any reason, we will notify you of our decision in writing.

You may permit your registered representative to submit transfer requests on your behalf. We will employ reasonable procedures to confirm that transfer instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All transfer and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfer instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized

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third party we reasonably believe to be genuine. These transfer and allocation change privileges may be modified or terminated at any time on a case by case basis.

VFL cannot guarantee that telephone transfer transactions will always be available. For example, the Phoenix VFL Variable Unit may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Transfers rules as stated in your policy apply; however, we reserve the right to change our policy to limit the number of transfers made during each policy year if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners. For more information, see "Disruptive Trading and Market Timing." All other restrictions based on your policy, riders or features apply, see your prospectus for details.

Our website address at www.phoenix-vflicvariable.com is available 24 hours a day. Our website will allow you to request transfers among the Subaccounts and the Interest Adjustment Account and inquire about your Policy. To use the website for access to your Policy information or to request transfers, you must enter your user identification and password, which you can obtain from the Phoenix VFL Variable Unit by calling 1-800-827-2621.

We will price any complete transfer request that we receive through our website address before the New York Stock Exchange ("NYSE") closes for regular trading (usually, 3:00 p.m. Central Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE.

We will price any complete transfer request we receive through our website after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE.

WE RESERVE THE RIGHT TO SUSPEND, MODIFY OR TERMINATE YOUR PRIVILEGE TO MAKE TRANSFERS THROUGH OUR WEBSITE.

DISRUPTIVE TRADING AND MARKET TIMING
Your ability to make transfers among Subaccounts under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners.

Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other policy owners. These risks and harmful effects include:

[diamond]   dilution of the interests of long-term investors in a Subaccount, if market timers or others transfer into the Subaccount at prices that are below the true value or transfer out of the Subaccount at prices that are higher than the true value;

[diamond]   an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

[diamond]   increased brokerage and administrative expenses.

To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain market policies and procedures.

Under our current Disruptive Trading policy, we could modify your transfer privileges for some or all of the Subaccounts. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any Subaccount at any one time. Unless prohibited by the terms of the policy, we may (but are not obligated to):

[diamond]   limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond]   restrict the method of making a transfer (e.g., require that all transfers into a particular Subaccount be sent to our Service Center by first class U.S. mail and rescind telephone, Internet or fax transfer privileges),

[diamond]   require a holding period for some Subaccounts (e.g., prohibit transfers into a particular Subaccount within a specified period of time after a transfer out of that Subaccount),

[diamond]   impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

[diamond]   impose other limitations or restrictions.

Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a given policy's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. If a transfer request exceeds the transfer parameters, we may send the owner a warning letter. If at any time thereafter the owner's transfer activity exceeds the transfer parameters, we will revoke the policy owner's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.

We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while also abiding by any rights that policy owners may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners. We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading). Moreover, we cannot guarantee that revoking or limiting a policy owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than VFL and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in market timing while others will bear the effects of their market timing.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any transfer request into any Subaccount if the purchase of shares in the corresponding underlying fund is not accepted for any reason.

                                     ******
This supplement should be retained with your Variable Life Policy prospectus for future reference. If you do not have a current prospectus, please contact us at
                                1-800-827-2621.